EXHIBIT 10.43

                AMENDMENT AND WAIVER NO. 7 TO THE LOAN DOCUMENTS

                                                       As of May 23, 2001

         AMENDMENT AND WAIVER NO. 7 TO THE LOAN DOCUMENTS dated as of May 23, 2001 to the Credit Agreement dated as of November 26, 1997 (as amended and otherwise modified by Amendment and Waiver No. 1 dated as of January 23, 1998, Letter Waiver No. 2 dated as of April 9, 1998, Amendment No. 3 to the Loan Documents dated as of May 26, 1998, Amendment and Waiver No. 4 to the Loan Documents dated as of May 25, 1999, Amendment No. 5 to the Loan Documents dated as of April 7, 2000 and Amendment and Waiver No. 6 to the Loan Documents dated as of January 16, 2001, the "Credit Agreement") among Desa International, Inc., a Delaware corporation (the "Borrower"), Desa Holdings Corporation, a Delaware corporation (the "Parent Guarantor"), the Lender Parties party thereto, UBS Securities LLC, as a Co-Arranger and Documentation Agent thereunder, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as a Co-Arranger and Syndication Agent thereunder, and Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (the "Administrative Agent") for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to, among other things:

                  (a) permit the Borrower to extend the maturity under the Childs Guaranteed Line of Credit to November 26, 2003 and under certain circumstances to permit prepayment of the principal amount thereunder;

                  (b) amend the financial  covenants in subsections (a), (b) and
         (c) of Section 5.04 of the Credit Agreement for certain Measurement Periods from May 2001 through February 2002;

                  (c)  modify  the   calculation   of  EBITDA  for  purposes  of
         determining  compliance  with  the  financial  covenants  set  forth in
         Section 5.04 of the Credit Agreement; and

                  (d) modify the calculation of Fixed Charge Coverage Ratio.

         (2) The Borrower has requested that the Lender Parties agree to waive the Default under Section 6.01(c) of the Credit Agreement that has occurred and is continuing as a result of the failure by the Parent Guarantor to comply with the financial covenants set forth in Section 5.04 of the Credit Agreement for the Measurement Period ended March 3, 2001.

         (3) The Lender Parties have indicated their willingness to agree, among other things, to the amendments and waivers of the Credit Agreement described above in Preliminary Statements (1) and (2) on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment No. 7 Effective Date (as hereinafter defined), hereby amended as follows:

                  (a) The definition of "Applicable Margin" set forth in Section
         1.01 of the Credit Agreement is hereby amended by deleting the table set forth therein and replacing it with the following table:


                                                                      Alternate Base        Eurodollar Rate
                                                 Eurodollar Rate   Rate Advances Under    Advances Under Term
                         Alternate Base Rate     Advances Under      Term B, Term C,           B, Term C,
                         Advances Under Term       Term A and        Acquisition and        Acquisition and
                            A and Working       Working Capital       Acquisition B          Acquisition B
Performance Level         Capital Facilities       Facilities           Facilities             Facilities
------------------------------------------------------------------------------------------------------------

        I                       1.000%               2.000%               1.625%                 2.625%
        II                      1.250%               2.250%               1.625%                 2.625%
       III                      1.500%               2.500%               1.875%                 2.875%
        IV                      2.000%               3.000%               2.250%                 3.250%
        V                       2.500%               3.500%               2.750%                 3.750%
        VI                      2.750%               3.750%               3.000%                 4.000%


                  (b) The definition of "Childs Guaranteed Line of Credit" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Childs   Guaranteed   Line  of  Credit"   means  the
                  unsecured line of credit to the Borrower from Bank of America, N.A. (and/or its successors and assigns) in an aggregate principal amount of up to $15,000,000 which line of credit has a maturity date of November 26, 2003 and all amounts outstanding from time to time under which are unconditionally and irrevocably guaranteed by UBS Capital LLC.

                  (c) The  definition  of  "Consolidated  EBITDA"  set  forth in
         Section 1.01 of the Credit Agreement is hereby amended to restate clause (b) thereof in its entirety to read as follows:

                  "(b) the sum of each of the following expenses that have been deducted from the determination of the net income (or net loss) of such Person and its Subsidiaries for such period: (i) all interest expense of such Person and its Subsidiaries for such period, (ii) all income tax expense (whether federal, state, local, foreign or otherwise) of such Person and its Subsidiaries for such period, (iii) all depreciation expense of such Person and its Subsidiaries for such period, (iv) all amortization expense of such Person and its Subsidiaries for such period, (v) all extraordinary losses deducted in determining the net income (or net loss) of such Person and its Subsidiaries for such period, (vi) all unusual, non-recurring costs in connection with (A) the Shelbyville relocation, (B) warehouse relocations, (C) executive terminations, (D) severance costs, (E) China joint venture write-offs, (F) barter agreement write-offs, (G) legal expense write-offs, and (H) amendment fees and other expenses related to Amendment and Waiver No. 6 to the Loan Documents, provided, however that the aggregate amount to be included in the calculation of Consolidated EBITDA pursuant to this clause
                  (vi) shall not exceed (w) $2,500,000 for the twelve-month Measurement Period ending May 2001, (x) $2,300,000 for the twelve-month Measurement Period ending August 2001, (y) $2,000,000 for the twelve-month Measurement Period ending November 2001 and (z) $1,000,000 for the twelve-month Measurement Period ending February 2002, and (vii) amendment fees and other expenses related to this Amendment, less all extraordinary gains added in determining the net income (or net loss) of such Person and its Subsidiaries for such period plus".

                  (d) The  definition  of  "Eligible  Inventory"  set  forth  in
         Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Eligible Inventory" means the gross dollar value (valued at the lower of cost or market value, on a first-in-first-out basis) of (x) the inventory of the Borrower which conforms to the representations and warranties contained in the Security Agreement, less (i) any supplies (other than raw materials) or promotional, marketing or shipping materials, (ii) goods returned by customers (other than goods that have been reconditioned and goods returned in the ordinary course of business representing unsold inventory which remains marketable at cost or greater), (iii) goods rejected by customers (other than goods that have been reconditioned),
                  (iv) goods to be returned to suppliers, (v) goods and other inventory that are obsolete, unusable or otherwise unavailable for sale, (vi) reconditioned goods to the extent that the aggregate gross dollar value thereof is in excess of $2,500,000, and (vii) at any time on or after February 28, 2002, the aggregate gross dollar value of inventory consisting of generators in excess of the aggregate amount of cost of sales by the Borrower and its Subsidiaries of generators during the 15 calendar months immediately preceding the date of determination, and less any reserves required in accordance with GAAP for special order goods, market value declines and bill and hold (deferred shipment) sales, (y) any inventory to be purchased by the Borrower to the extent such inventory is supported by a Letter of Credit and (z) any inventory of DESA Europe, DESA Canada, Heath Ltd. or Desico stored outside the United States, to the extent the same meets the requirements of clause (x) above (with necessary reference changes and except that same may be owned by DESA Europe, DESA Canada, Heath Ltd. or Desico, and are not subject to the liens created under the Security Agreement), in an aggregate amount not to exceed $15,000,000; provided that, notwithstanding the foregoing provisions of this definition, the Administrative Agent may, in its reasonable discretion following an audit field examination conducted (solely at the expense of the Borrower) by a qualified independent auditor and based upon its analysis of factors and circumstances arising after the date of this Agreement that may affect all or any portion of the goods and other inventory of the Borrower and its Subsidiaries or the value thereof, and upon at least five Business Days' notice to the Borrower of its intention to do so, exclude one or more other types of goods or other inventory from Eligible Inventory for all purposes of this Agreement.

                  (e) The  definition  of  "Eligible  Receivable"  set  forth in
         Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Eligible Receivable" means (x) the gross amount of the accounts receivable of the Borrower, DESA Canada and Desico which conform to the representations and warranties contained herein and in the Security Agreement (with necessary reference changes in the case of DESA Canada and Desico and except that the accounts receivable of DESA Canada and Desico are owned by, and owed to, DESA Canada and Desico, respectively, and are not subject to the liens created pursuant to the Security Agreement), less any returns, discounts, claims, credits and allowances of any nature (whether issued, owing, granted or outstanding) and less reserves for any other matter affecting the creditworthiness of account debtors owing any of the accounts receivable (including, without limitation, accounts receivable owing from any Person that shall take or be the subject of any action or proceeding of the type described in Section 6.01(f)) and excluding (i) governmental sales (except to the extent supported by a letter of credit issued by an issuer satisfactory to the Administrative Agent), (ii) bill and hold (or deferred shipment) transactions, guaranteed sales, sales-or-return, sales on approval or on a consignment basis or sales subject to any right of return, setoff or chargeback,
                  (iii) contracts or sales to any Affiliate of the Borrower or to the Parent Guarantor or any of its Subsidiaries, (iv) all accounts receivable which have not been paid in full within 60 days of the due date thereof, (v) all accounts receivable owing by Nanjing, a corporation organized under the laws of China, or any of its Affiliates, and (vi) all accounts receivable owing by Quality Stores, Inc., a Delaware corporation, or any of its Affiliates that are either (A) not required to be paid in full within 60 days of the original billing date therefor, or (B) more than 30 days past the date payment is due thereon, and (y) the gross amount of those accounts receivable of DESA Europe or Heath Ltd. where the payment of at least 75% of the amount of the respective accounts receivable is assured pursuant to credit insurance issued by an insurer acceptable to the Administrative Agent, which insurance is in full force and effect; provided that, notwithstanding the foregoing provisions of this definition, the Administrative Agent may, in its reasonable discretion following an audit field examination conducted (and solely at the expense of the Borrower) by a qualified independent auditor and based upon its analysis of factors and circumstances arising after the date of this Agreement that may affect all or any portion of the accounts receivable of the Borrower and its Subsidiaries or the value thereof, and upon at least five Business Days' notice to the Borrower of its intention to do so, exclude one or more other types of accounts receivable from Eligible Receivables for all purposes of this Agreement.

                  (f) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended to restate clause (a) thereof in its entirety to read as follows:

                  "(a) (i) Consolidated EBITDA of the Parent Guarantor and its Subsidiaries for such period plus (ii) for the Measurement Periods ending May 2001, August 2001, November 2001 and February 2002, the $7,500,000 of Net Cash Proceeds received by the Parent Guarantor from its shareholders and received by the Borrower from the Parent Guarantor from the issuance of equity interests by the Parent Guarantor to the Borrower in connection with Amendment and Waiver No. 7 to the Loan Documents plus (iii) for the Measurement Periods ending May 2001, August 2001 and November 2001, $15,000,000, and for the Measurement Period ending February 2002, $1,550,000, less (iv) the aggregate amount of all Capital Expenditures made by the Parent Guarantor and its Subsidiaries during such period."

                  (g) The definition of "Loan Value" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Loan  Value"  means,  as at any  date on  which  the
                  amount thereof is being determined, an amount equal to the sum of (a)(i) if Consolidated EBITDA for the twelve-month Measurement Period ending on or prior to such date is equal to or greater than $55,000,000, 85% of Eligible Receivables, and
                  (ii) if Consolidated EBITDA for the twelve-month Measurement Period ending on or prior to such date is less than
                  $55,000,000, 80% of Eligible Receivables, plus (b) 65% of Eligible Inventory, each as determined from the Borrowing Base Certificate most recently delivered pursuant to Section 5.03(r), less (c) if at any time on or after November 30, 2001 the lessor of any of the Borrower's distribution facility located in Bowling Green, Kentucky or the Borrower's two warehouse facilities located in Manchester, Tennessee has not entered into an agreement providing the Administrative Agent with the right to receive notices of default and the right to take possession of those goods or other inventory located at such facility, an amount equal to the rental payments required to be made during the three months immediately following the date of determination with respect to any such facility; provided that during the period from January 1 to May 31 in each year, the Loan Value of all Eligible Collateral shall be deemed to be an amount equal to the greater of (i) $30,000,000 and (ii) the sum of
                  (A)(I) if Consolidated EBITDA for the twelve-month Measurement Period ending on or prior to the date of determination is equal to or greater than $55,000,000, 85% of Eligible
                  Receivables, and (II) if Consolidated EBITDA for the twelve-month Measurement Period ending on or prior to the date of determination is less than $55,000,000, 80% of Eligible Receivables, plus (B) 65% of Eligible Inventory, each as determined from the Borrowing Base Certificate most recently delivered pursuant to Section 5.03(r), less (C) if at any time on or after November 30, 2001 the lessor of any of the Borrower's distribution facility located in Bowling Green, Kentucky or the Borrower's two warehouse facilities located in Manchester, Tennessee has not entered into an agreement providing the Administrative Agent with the right to receive notices of default and the right to take possession of those goods or other inventory located at such facility, an amount equal to the rental payments required to be made during the three months immediately following the date of determination with respect to any such facility.

                  (h) Section 1.01 of the Credit Agreement is hereby amended to add the following new definition in its appropriate alphabetic order:

                           "Desico"  means  Desico,  S.A. de C.V., a corporation
                  organized and existing under the laws of Mexico and a wholly owned Subsidiary of the Borrower."

                  (i) Section 5.02(j) of the Credit Agreement is hereby amended to restate clause (i)(D) thereof in its entirety to read as follows:

                  "(D) the prepayment of the "Loans" outstanding under the Childs Guaranteed Line of Credit by the Borrower in the following amounts: (x) if Consolidated EBITDA of the Borrower for any twelve-month Measurement Period ending on or after May 31, 2002 is at least $65,000,000, $5,000,000 in the aggregate since the effective date of Amendment and Waiver No. 7 to the Loan Documents, (y) if Consolidated EBITDA of the Borrower for any twelve-month Measurement Period ending on or after August 31, 2002 is at least $70,000,000, $10,000,000 in the aggregate since the effective date of Amendment and Waiver No. 7 to the Loan Documents and (z) if Consolidated EBITDA of the Borrower for any twelve-month Measurement Period ending on or after February 28, 2003 is at least $75,000,000, $15,000,000 in the aggregate since the effective date of Amendment and Waiver No. 7 to the Loan Documents; provided that at the time of any such prepayment no Default shall have occurred and be continuing or shall occur as a result thereof".

                  (j) Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "SECTION 5.04.  Financial  Covenants.  So long as any
                  Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Guarantor will:

                                    (a) Total Leverage  Ratio.  Maintain a Total
                           Leverage Ratio as of the last day of each Measurement Period of not more than the amount set forth below for each Measurement Period set forth below:

                                    Measurement Period
                                         Ending In                Ratio
                                    -------------------       -------------

                                    May 2001                     7.45:1
                                    August 2001                  7.40:1
                                    November 2001                6.40:1
                                    February 2002                5.50:1

                                    May 2002                     5.50:1
                                    August 2002                  5.25:1
                                    November 2002                5.00:1
                                    February 2003                4.75:1

                                    May 2003                     4.50:1
                                    August 2003                  4.50:1
                                    November 2003 and
                                      thereafter                 4.25:1

                                    (b) Fixed Charge Coverage Ratio.  Maintain a
                           Fixed Charge Coverage Ratio as of the last day of each Measurement Period of not less 1.00:1, other than the last day of the Measurement Period ending in August 2001, in which case maintain a Fixed Charge Coverage Ratio as of such last day of not less than 0.98:1.

                                    (c)  Interest  Coverage  Ratio.  Maintain an
                           Interest Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:


                                    Measurement Period
                                         Ending In                Ratio
                                    -------------------       -------------


                                    May 2001                     1.30:1
                                    August 2001                  1.30:1
                                    November 2001                1.55:1
                                    February 2002                1.85:1

                                    May 2002                     2.00:1
                                    August 2002                  2.00:1
                                    November 2002                2.00:1
                                    February 2003                2.00:1

                                    May 2003                     2.25:1
                                    August 2003                  2.25:1

                                    November 2003                2.25:1
                                    February 2004                2.25:1

                                    May 2004                     2.25:1
                                    August 2004                  2.25:1
                                    November 2004 and
                                     thereafter                  2.50:1"

                  (k) Section 6.01 of the Credit Agreement is hereby amended (i) to add at the end of clause (o) thereof the word "or" and (ii) to add a new subsection (p) thereof to read as follows:

                  "(p) on or prior to May 31, 2001, the Parent Guarantor shall not have received from its shareholders, and the Borrower shall not have received from the Parent Guarantor, in each case, in connection with Amendment and Waiver No. 7 to the Loan Documents, at least $7,500,000 in Net Cash Proceeds from the issuance of equity interests by the Parent Guarantor to its shareholders;".

                  (l) Exhibit H to the Credit Agreement is hereby deleted in its entirety and replaced with the new Exhibit H thereto attached hereto as Annex A.

         SECTION 2. Waiver of Certain Provisions of the Credit Agreement. The Default under Section 6.01(c) of the Credit Agreement that has occurred and is continuing as a result of the failure of the Parent Guarantor to maintain the required Total Leverage Ratio, Fixed Charge Ratio and Interest Coverage Ratio for the Measurement Period ended March 3, 2001 in accordance with Sections 5.04(a), (b) and (c) of the Credit Agreement is, on and as of the Amendment No. 7 Effective Date, hereby waived by the Lender Parties.

         SECTION 3. Conditions of Effectiveness of this Amendment. Sections 1 and 2 of this Amendment shall become effective as of the first date (the "Amendment No. 7 Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (ii) the Consent attached hereto executed by each of the Loan Parties, (iii) the Consent of UBS Capital LLC attached hereto executed by UBS Capital LLC and (iv) an executed copy of Amendment No. 3 to the Credit Agreement dated as of May 23, 2001, between the Borrower and Bank of America, N.A. (formerly NationsBank, N.A.).

                  (b) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with this Amendment or any of the other transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; and no law, rule or regulation shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon this Amendment or any of the other transactions contemplated hereby.

                  (c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 7 Effective Date, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 7 Effective Date, in which case as of such specific date).

                  (d) No event shall have occurred and be continuing that constitutes a Default, other than the Defaults waived pursuant to
         Section 2 of this Amendment.

                  (e) All of the accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

                  (f) The Borrower shall have paid to the Administrative Agent, for the ratable account of each of the Appropriate Lenders that has executed and delivered a counterpart of this Amendment to the Administrative Agent prior to 5:00 P.M. (New York City time) on May 23, 2001, an amendment fee of 0.175% on the aggregate Term A Commitments, Term B Commitments, Term C Commitments, Acquisition Commitments, Acquisition B Commitments and Working Capital Commitments of such Lender, it being understood, that no amendment fee shall be payable by the Borrower for the account of any Lender if this Amendment has not been approved prior to 5:00 P.M. (New York City time) on May 23, 2001 by the Required Lenders.

                  (g) The Administrative Agent shall have received on or before the Amendment No. 7 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Required Lenders (unless otherwise specified) and in sufficient copies for each Lender Party:

                           (i) Certified  copies of the resolutions of the Board
                  of Directors of the Borrower and the Parent Guarantor approving this Amendment and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with this Amendment.

                           (ii) A  certificate  of the  Borrower  and the Parent
                  Guarantor, signed on behalf of the Borrower and the Parent Guarantor, respectively, by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Amendment No. 7 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 7 Effective Date), certifying as to (A) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in Section 3.01(j)(iv) of the Credit Agreement, or any steps taken by the board of directors (or persons performing similar functions) or the shareholders of such Person to effect or authorize any further amendment, supplement or other modification thereto;
                  (B) the accuracy and completeness of the bylaws of such Person as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in clause (i) of this Section 2(g) were adopted and on the Amendment No. 7 Effective Date (a copy of which, if different from the bylaws of such Person delivered to the Lender Parties on the date of the Initial Extension of Credit, shall be attached to such certificate); (C) the due incorporation and good standing of such Person as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Person or any of its Subsidiaries; (D) the accuracy in all material respects of the representations and warranties made by such Person in the Loan Documents to which it is or is to be a party as though made on and as of the Amendment No. 7 Effective Date as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 7 Effective Date, in which case as of such specific date); and (E) the absence of any event occurring and continuing that would constitute a Default.

                           (iii) A certificate  of the Secretary or an Assistant
                  Secretary of the Borrower and the Parent Guarantor certifying the names and true signatures of the officers of the Borrower or the Parent Guarantor authorized to sign this Amendment and all of the other amendments, supplements and other modifications to the Loan Documents being effected in connection with this Amendment and the other documents to be delivered hereunder.

                           (iv) Such financial,  business and other  information
                  regarding the Borrower and the Parent Guarantor and their respective property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested.

                           (v) A  favorable  opinion of  Sullivan  &  Worcester,
                  counsel for the Parent Guarantor and the Borrower, in form and substance reasonably satisfactory to the Required Lenders.

                           (vi) Such other opinions, certificates, documents and
                  information as the Administrative Agent or the Required Lenders may reasonably request.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 3, nor consent to any departure by the Parent Guarantor or the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders.

         SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the Credit Agreement.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                   The Borrower

                                   DESA INTERNATIONAL, INC.


                                   By  /s/ Rick Simpson
                                      Name:  Rick Simpson
                                      Title:  Treasurer


                                   The Parent Guarantor

                                   DESA HOLDINGS CORPORATION

                                   By  /s/ Rick Simpson
                                      Name:  Rick Simpson
                                      Title:  Treasurer


                                   The Agents

                                   BANK OF AMERICA, N.A., in each of its
                                      capacities as a Lender Party and as
                                      Administrative Agent


                                   By /s/ Peter D. Griffith
                                      Name:  Peter D. Giffith
                                      Title:  Managing Director

                                   The Lenders

                                   BANK OF AMERICA, N.A.


                                   By /s/ Peter D. Griffith
                                      Name:  Peter D. Giffith
                                      Title:  Managing Director

                                   UBS AG, STAMFORD BRANCH


                                   By
                                     ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                     ------------------------------------------
                                      Name:
                                      Title:

                                   HELLER FINANCIAL, INC.


                                   By /s/ K. Craig Gallehugh
                                      Name:  K. Craig Gallehugh
                                      Title:  Senior Vice President

                                   IMPERIAL BANK, CALIFORNIA
                                   BANKING CORPORATION


                                   By /s/ Kathleen M. Kasperek
                                      Name:  Kathleen M. Kasperek
                                      Title:  Assistant and Vice President

                                   DRESDNER BANK AG, NEW YORK
                                   AND GRAND CAYMAN BRANCHES


                                   By
                                     ------------------------------------------
                                      Name:
                                      Title:


                                   By
                                     ------------------------------------------
                                      Name:
                                      Title:

                                   FIRST SOURCE FINANCIAL LLP, by
                                   FIRST SOURCE FINANCIAL, INC.


                                   By /s/ Kathi J. Inorio
                                      Name:  Kathi J. Inorio
                                      Title:  Senior Vice President

                                   FLEET NATIONAL BANK


                                   By /s/ Claire E. Keady
                                      Name:  Claire E. Keady
                                      Title:  Assistant Vice President

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION


                                   By /s/
                                      -----------------------------------------
                                      Name:
                                      Title:  Duly Authorized Signatory

                                   NATIONAL CITY BANK


                                   By /s/
                                      -----------------------------------------
                                      Name:
                                      Title:  Vice President

                                   COMERICA BANK


                                   By /s/ Kathleen M. Kasperek
                                      Name: /s/ Kathleen M. Kasperek
                                      Title:  Assistant Vice President

                                   VAN KAMPEN AMERICAN CAPITAL
                                   PRIME RATE INCOME TRUST


                                   By /s/ Darvin D. Pierce
                                      Name:  Darvin D. Pierce
                                      Title:  Principal

                                   SENIOR DEBT PORTFOLIO, by
                                   BOSTON MANAGEMENT AND
                                   RESEARCH, as Investment Advisor


                                   By  /s/ Scott H. Page
                                      Name:  Scott H. Page
                                      Title:  Vice President

                                   MORGAN STANLEY DEAN WITTER PRIME
INCOME TRUST


                                   By /s/ Peter Gewirtz
                                      Name: Peter Gewirtz
                                      Title:  Vice President

                                   PILGRIM PRIME RATE TRUST


                                   By
                                     ------------------------------------------
                                      Name:
                                      Title:

                                   BOEING CAPITAL CORPORATION


                                   By /s/ J D Combs
                                      Name: J D Combs
                                      Title:  Managing Director -
                                      Commercial Finance

                                   ML CBO IV CAYMAN LTD.


                                   By /s/ Todd Travers
                                      Name:  Todd Travers
                                      Title:  Senior Portfolio Manager

                                   PAM CAPITAL FUNDING LP

                                   By:  Highland Capital Management, L.P.,
                                   as Collateral Manager


                                   By /s/ Todd Travers
                                      Name:  Todd Travers
                                      Title:  Senior Portfolio Manager

                                   BANK POLSKA KASA OPIEKI S.A.


                                   By /s/ Barry W. Henry
                                      Name:  Barry W. Henry
                                      Title:  Vice President

                                   PARIBAS CAPITAL FUNDING LLC


                                   By
                                     -----------------------------------------
                                      Name:
                                      Title:

                                     CONSENT

         Reference is made to (a) Amendment and Waiver No. 7 to the Loan Documents dated as of May 23, 2001 (the "Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to therein), (b) the Credit Agreement dated as of November 26, 1997 (as amended and otherwise modified by Amendment and Waiver No. 1 dated as of January 23, 1998, Letter Waiver No. 2 dated as of April 9, 1998, Amendment No. 3 to the Loan Documents dated as of May 26, 1998, Amendment and Waiver No. 4 to the Loan Documents dated as of May 25, 1999, Amendment No. 5 to the Loan Documents dated as of April 7, 2000 and Amendment and Waiver No. 6 to the Loan Documents dated as of January 16, 2001, the "Credit Agreement") among Desa International, Inc., a Delaware corporation, Desa Holdings Corporation, a Delaware corporation, the Lender Parties party thereto, UBS Securities LLC, as a Co-Arranger and Documentation Agent thereunder, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as a Co-Arranger and Syndication Agent thereunder, and Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (the "Administrative Agent") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

         Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under the Intellectual Property Security Agreement, and/or (c) a Subsidiary Guarantor under the Subsidiary Guaranty executed and delivered by such Subsidiary Guarantor, hereby consents to the execution, delivery and performance of the Amendment and agrees that:

                  (A) each of the Security Agreement, the Intellectual Property Security Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 7 Effective Date, except that, on and after the Amendment No. 7 Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Amendment No. 7 Effective Date, the Security Agreement and the Intellectual Property Security Agreement to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

         Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                   DESA INTERNATIONAL, INC.



                                   By /s/ Rick Simpson
                                      Name:  Rick Simpson
                                      Title:  Treasurer


                                   DESA HOLDINGS CORPORATION


                                   By /s/ Rick Simpson
                                      Name:  Rick Simpson
                                      Title:  Treasurer

                           CONSENT OF UBS CAPITAL LLC

         Reference is made to (a) the Amendment and Waiver No. 7 to the Credit Agreement dated as of May 23, 2001 (the "Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Waiver and in the Credit Agreement referred to therein), (b) the Credit Agreement dated as of November 26, 1997 (as amended and otherwise modified by Amendment and Waiver No. 1 dated as of January 23, 1998, Letter Waiver No. 2 dated as of April 9, 1998, Amendment No. 3 to the Loan Documents dated as of May 26, 1998, Amendment and Waiver No. 4 to the Loan Documents dated as of May 25, 1999, Amendment No. 5 to the Loan Documents dated as of April 7, 2000 and Amendment and Waiver No. 6 to the Loan Documents dated as of January 16, 2001, the "Credit Agreement") among Desa International, Inc., a Delaware corporation (the "Borrower"), Desa Holdings Corporation, a Delaware corporation, the Lender Parties party thereto, UBS Securities LLC, as a Co-Arranger and Documentation Agent thereunder, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as a Co-Arranger and Syndication Agent thereunder, and Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (the "Administrative Agent") for the Lender Parties thereunder, (c) the other Loan Documents referred to therein, (d) the Credit Agreement dated as of May 26, 1999 between the Borrower and Bank of America, N.A., (e) all promissory notes issued to Bank of America, N.A. and evidencing indebtedness of the Borrower under the Childs Guaranteed Line of Credit and (f) the guaranty dated July 28, 2000 from UBS Capital LLC ("UBS") in favor of Bank of America, N.A. (the "UBS Guaranty").

         The undersigned, in its capacity as a guarantor of the Obligations of the Borrower now or hereafter existing under and in respect of the Childs
Guaranteed Line of Credit and pursuant to the UBS Guaranty executed and delivered by UBS, hereby consents to the execution, delivery and performance of the Amendment and agrees that the UBS Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 7 Effective Date, except that, on and after the Amendment No. 7 Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

         Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.



                                   UBS CAPITAL LLC



                                   By  /s/
                                      -------------------------------------
                                      Name:
                                      Title: